UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 15, 2026 (June 11, 2026)

Victoria's Secret & Co.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or other jurisdiction of incorporation)

001-40515			86-3167653
(Commission File Number)			(I.R.S. Employer Identification No.)

4 Limited Parkway East
Reynoldsburg,	OH		43068
(Address of principal executive offices)			(Zip Code)
(614) 577-7000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	VSXY	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 11, 2026, Victoria’s Secret & Co. (the “Company”) held its 2026 annual meeting of stockholders (the “Annual Meeting”) by means of remote communication. At the Annual Meeting, the Company’s stockholders (i) elected nine directors to serve until the 2027 annual meeting of stockholders, (ii) approved, on an advisory basis, the compensation of the Company’s named executive officers, and (iii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2026.
The final voting results with respect to each of the three proposals are set forth below.
Proposal 1. To elect nine directors to serve until the 2027 annual meeting of stockholders.

Nominee	For	Against	Abstain	Broker Non-Votes
Irene Chang Britt	53,480,291	12,280,118	43,133	1,156,636
Sarah Davis	53,673,438	12,073,656	56,448	1,156,636
Jacqueline Hernández	53,655,064	12,093,840	54,638	1,156,636
Donna James	54,925,752	10,800,993	76,797	1,156,636
Rod Little	53,666,926	12,070,609	66,007	1,156,636
David McCreight	55,339,716	10,414,746	49,080	1,156,636
Lauren Peters	53,622,036	12,132,154	49,352	1,156,636
Anne Sheehan	53,665,445	12,093,043	45,054	1,156,636
Hillary Super	64,009,383	1,756,492	37,667	1,156,636
Proposal 2. To approve, on an advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
54,394,913	11,238,067	170,768	1,156,430
Proposal 3. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2026.

For	Against	Abstain	Broker Non-Votes
66,826,966	80,677	52,535	—
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICTORIA'S SECRET & CO.

Date:	June 15, 2026	By:	/s/ Scott Sekella
Scott Sekella
Chief Financial and Operating Officer